UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 6, 2009

HUNTSMAN CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32427	42-1648585
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

HUNTSMAN INTERNATIONAL LLC

(Exact name of registrant as specified in its charter)

Delaware	333-85141	87-0630358
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation or Organization)		Identification No.)

500 Huntsman Way
Salt Lake City, Utah		84108
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, including Area Code: (801) 584-5700

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

Indenture

On July 6, 2009, Huntsman International LLC (“HI”), a wholly-owned subsidiary of Huntsman Corporation, entered into an indenture (the “Indenture”), by and among HI, the subsidiary guarantors named therein (the “Subsidiary Guarantors”) and Wilmington Trust FSB, a federal savings bank, as trustee, under which it issued $600,000,000 aggregate principal amount of its 5 1/2% Senior Notes due 2016 (the “Notes”).  The Notes were issued in exchange for the same principal amount of HI’s notes having substantially identical terms, which had been issued in temporary form on June 23, 2009 pursuant to the previously disclosed Note Purchase Agreement by and among HI, Credit Suisse Securities (USA) LLC and Deutsche Bank Securities Inc.  The issuance of the Notes under the Indenture by HI satisfied in full its obligation under the Note Purchase Agreement to exchange the temporary notes for notes issued pursuant to the Indenture.

The Notes are senior unsecured obligations of HI and are guaranteed by the Subsidiary Guarantors.  The Notes were issued in a transaction exempt from the registration requirements of the Securities Act of 1933.

The Indenture imposes certain limitations on the ability of HI and its subsidiaries to, among other things, incur additional indebtedness, pay dividends or make certain other restricted payments, enter into transactions with affiliates, create dividend or other payment restrictions affecting restricted subsidiaries and merge or consolidate with any other person, sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets or adopt a plan of liquidation.

The Notes bear interest at the rate of 5 1/2% per year payable semi-annually on June 30 and December 31 of each year, beginning on December 31, 2009.  The Notes will mature on June 30, 2016.  HI may redeem the Notes in whole at any time or in part from time to time, upon not less than 30 nor more than 60 days’ notice, at a redemption price equal to the principal amount thereof, plus accrued and unpaid interest thereon, if any, to the date of redemption.

Upon the occurrence of certain change of control events, holders of the Notes will have the right to require that HI purchase all or a portion of such holder’s Notes in cash pursuant to the offer described by HI, at a purchase price equal to 101% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of purchase.

The foregoing does not constitute a complete summary of the terms of the Indenture.  The description of the terms of the Indenture is qualified in its entirety by reference to such agreement, which is filed herewith as Exhibit 4.1.

Item 2.03  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated as of July 6, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee.

4.2	Form of 5 1/2% Senior Note due 2016 (included as Exhibit A to Exhibit 4.1).

4.3	Form of Guarantee (included as Exhibit E to Exhibit 4.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 8, 2009	HUNTSMAN CORPORATION
HUNTSMAN INTERNATIONAL LLC

	By:	/s/ TROY M. KELLER
	Name:	Troy M. Keller
	Title:	Assistant Secretary

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Indenture, dated as of July 6, 2009, by and among Huntsman International LLC, the subsidiary guarantors named therein and Wilmington Trust FSB, a federal savings bank, as trustee.

4.2	Form of 5 1/2% Senior Note due 2016 (included as Exhibit A to Exhibit 4.1).

4.3	Form of Guarantee (included as Exhibit E to Exhibit 4.1).